Exhibit 10.8

SUBSCRIPTION AGREEMENT

The undersigned Subscriber hereby agrees to subscribe for common shares, par value CAD0.0001 per share (“Common Shares”), in LORENZO DEVELOPMENTS INC., a company incorporated in Canada (“Company”). The purchase price is fixed at US$1.00 per share. In subscribing to these Common Shares, the undersigned Subscriber hereby acknowledges and agrees to the following:

●	There is currently no market for the Common Shares and that a market may never develop for the Common Shares; and

●	The undersigned understands that this investment in securities involves a high degree of risk and the undersigned has read the “Risk Factors” set forth in the Form F-1 (File No. 333-290068) that registered the Common Shares.

The purchase price due to the Company shall be the number of Common Shares subscribed for multiplied by the purchase price of US$1.00 per share (shares subscribed x US$1.00 = purchase price).

The Company retains the right to accept or reject a subscription in whole or in part, for any reason or for no reason. Subscriptions for Shares will be accepted or rejected within two (2) business days after receipt by the Company. If a subscription is rejected in whole or in part, the Company shall promptly return the subscription funds attributable to the rejected portion to the Subscriber, without interest or deduction.

Upon acceptance of the subscription by the Company and receipt of the full purchase price, the Company shall, subject to applicable law and all requisite corporate approvals, issue the subscribed Common Shares to the Subscriber and cause such shares to be registered in the name of the Subscriber in the Company’s securities register or through its transfer agent, as applicable.

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

Subscriber shall wire the full purchase price to the Company pursuant to the following wire instructions:

Bank: [ ]

[ADDRESS]

Wire Routing Number: [ ]

Beneficiary Name: LORENZO DEVELOPMENTS INC.

Account Number: [ ]

Swift Code: [ ]

Address: [ ]

(Please Type or Print Clearly)

Number of Shares Subscribed:

Purchase Price:

Registered Name of Subscriber:

Address of Record:

Signature of Subscriber:

ACCEPTED ON ___________, 2026 by:
Authorized Officer Signature of the Company